UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2007

SHELTER PROPERTIES I

(Exact name of Registrant as specified in its charter)

            South Carolina

  0-10255

  57-0707398

 (State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Shelter Properties I, a South Carolina Limited Partnership, (the “Registrant”) owns Quail Hollow Apartments (“Quail Hollow”), a 215-unit apartment complex located in West Columbia, South Carolina.  As previously disclosed, on May 23, 2007, the Registrant and nine other partnerships (together the “Selling Partnerships”) that own eleven apartment complexes containing an aggregate of 2,381 units, entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, Northview Realty Group, Inc., a Canadian corporation (the “Purchaser”), to sell eleven apartment complexes (together the “Properties” and individually a “Property”) owned by the Selling Partnerships to the Purchaser for a total sales price of $106,100,000, of which $12,150,000 represented the sales price for Quail Hollow. Each of the Selling Partnerships is affiliated with AIMCO Properties, L.P., an affiliate of the corporate general partner of the Registrant.

On June 13, 2007, the Purchaser terminated the Purchase Agreement.  On June 15, 2007, the Selling Partnerships and Purchaser entered into the Third Amendment to and Reinstatement of Purchase and Sale Contract (“Third Amendment”), a copy of which is filed herewith as an exhibit.  The Third Amendment reinstated the Purchase Agreement according to the terms and conditions as previously disclosed in the Registrant’s Current Report on Form 8-K dated May 23, 2007, with the following modification:

PURCHASE PRICE.  The total purchase price is $103,350,000, of which $11,150,000 represents the purchase price for Quail Hollow, subject to certain prorations and adjustments at the closing.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10(i)e

Amendment to Purchase and Sale Contract between Shelter Properties I, a South Carolina Limited Partnership, and the affiliated Selling Partnerships and Northview Realty Group, Inc., a Canadian corporation, dated June 5, 2007.*

10(i)f

Second Amendment to Purchase and Sale Contract between Shelter Properties I, a South Carolina Limited Partnership, and the affiliated Selling Partnerships and Northview Realty Group, Inc., a Canadian corporation, dated June 6, 2007.*

10(i)g

Third Amendment to and Reinstatement of Purchase and Sale Contract between Shelter Properties I, a South Carolina Limited Partnership,  and the affiliated Selling Partnerships and Northview Realty Group, Inc., a Canadian corporation, dated June 15, 2007.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 SHELTER PROPERTIES I

By:

Shelter Realty Corporation

Corporate General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

 Date: June 19, 2007